Provisions for legal proceedings, judicial deposits and contingent liabilities	12 Months Ended
Dec. 31, 2025
Provisions For Legal Proceedings Judicial Deposits And Contingent Liabilities
Provisions for legal proceedings, judicial deposits and contingent liabilities

20.	Provisions for legal proceedings, judicial deposits and contingent liabilities
20.1.	Provisions for legal proceedings

The Company recognizes provisions for legal, administrative and arbitral proceedings, based on the best estimate of the costs, for which it is probable that an outflow of resources embodying economic benefits will be required and that can be reliably estimated. These proceedings mainly include:

•	Tax claims including: (i) VAT tax collection - bunker oil involving several states; (ii) claims relating to benefits previously taken for Brazilian federal tax credits applied that were subsequently alleged to be disallowable, including disallowance of PIS and COFINS tax credits; and (iii) social security contributions - claims for alleged non-payment on allowances and bonuses.
•	Labor claims, in particular: (i) several individual and collective labor claims; and (ii) legal actions from outsourced employees.
•	Civil claims, in particular: (i) lawsuits related to contracts; (ii) legal and administrative proceedings involving fines applied by the ANP - Brazilian Agency of Petroleum, Natural Gas and Biofuels (Agência Nacional de Petróleo, Gás Natural e Biocombustíveis), mainly relating to production measurement systems, as well as administrative and judicial proceedings that discuss the difference between special participation and royalties in several oil fields; (iii) lawsuits that discuss matters related to pension plans managed by Petros; and (iv) lawsuits that discuss compensation related to expropriation and right-of-way easements.
•	Environmental claims, specially: (i) fines relating to an environmental accident in the State of Paraná in 2000; (ii) fines relating to the Company’s offshore operation; and (iii) public civil action for oil spill in 2004 in Serra do Mar State Park.

Provisions for legal proceedings are set out as follows:

Non-current liabilities	12.31.2025	12.31.2024
Labor claims	691	636
Tax claims	737	400
Civil claims	1,601	1,605
Environmental claims	221	192
Total	3,250	2,833

	2025	2024
Opening Balance	2,833	3,305
Additions, net of reversals	1,067	478
Use of provision	(989)	(730)
Revaluation of existing proceedings and interest charges	21	541
Others	(15)	16
Translation adjustment	333	(777)
Closing Balance	3,250	2,833

In preparing its consolidated financial statements of 2025, the Company considered all available information concerning legal proceedings in which the Company is a defendant, in order to estimate the amounts of obligations and probability that outflows of resources will be required.

20.2.	Judicial deposits

The Company makes deposits in judicial phases, mainly to suspend the chargeability of the tax debt and to maintain its tax compliance. Judicial deposits are set out in the table below according to the nature of the corresponding lawsuits:

Non-current assets	12.31.2025	12.31.2024
Tax	10,172	8,187
Labor	839	777
Civil	3,702	2,694
Environmental and others	101	90
Total	14,814	11,748

	2025	2024
Opening Balance	11,748	14,746
Additions	524	1,010
Use (1)	(188)	(1,526)
Accruals and charges	1,224	737
Others	(1)	9
Translation adjustment	1,507	(3,228)
Closing Balance	14,814	11,748
(1) Includes, in 2024, US$ 1.276 referring to the nominal values of deposits used when enrolling into the tax settlement program, in the second quarter of 2024, on the incidence of CIDE, PIS and COFINS on remittances abroad under a vessel and platform charter agreement as detailed in note 18.

The Company maintains a Negotiated Legal Proceeding (NJP) agreement with the Brazilian National Treasury Attorney General's Office (PGFN), aiming to postpone judicial deposits related to federal tax lawsuits with values exceeding US$ 36 (R$ 200 million), which allows judicial discussion without the immediate disbursement.

To achieve this, the Company makes production capacity available as a guarantee from the Tupi, Sapinhoá, and Roncador fields. As the judicial deposits are made, the mentioned capacity is released for other processes that may be included in the NJP.

The Company’s management understands that the mentioned NJP provides greater cash predictability and ensures the maintenance of federal tax regularity. As of December 31, 2025, the balance of production capacity held in guarantee in the NJP is US$1,417 (US$ 2,158 as of December 31, 2024).

20.3.	Contingent liabilities

Contingent liabilities for which either the Company is unable to make a reliable estimate of the expected financial effect that might result from resolution of the proceeding, or a cash outflow is not probable, are not recognized as liabilities in the financial statements but are disclosed in the notes to the financial statements, unless the likelihood of any outflow of resources embodying economic benefits is considered remote.

The estimates of contingent liabilities are indexed to inflation and updated by applicable interest rates. As of December 31, 2025, estimated contingent liabilities for which the possibility of loss is classified as possible are set out in the following table:

Nature	12.31.2025	12.31.2024
Tax	25,585	21,307
Labor	1,844	6,465
Civil	12,748	10,910
Environmental and others	1,394	1,298
Total	41,571	39,980

20.3.1.	Information on contingent liabilities

The tables below detail the main causes of tax, labor, civil and environmental nature, whose expectations of losses are classified as possible:

		Estimate
Description of tax matters - PIS, COFINS, social security contributions, Withholding Income Tax (IRRF), CIDE, VAT Tax (ICMS) and others	12.31.2025	12.31.2024
Plaintiff: Federal Revenue of Brazil
1) Disallowance of credits and deduction of the PIS and COFINS tax base, including in ship or pay contracts and charters of aircraft and vessels.
Current status: The claims involve lawsuits in different administrative and judicial stages. In 2025, the increase refers, in particular, to the receipt of a new infraction notice.	4,515	2,887
2) Incidence of social security contributions over contingent bonuses paid to employees.
Current status: Awaiting defense judgment and appeals at the administrative and judicial levels. In 2025, the increase occurred, in particular, due to the receipt of new infraction notice and active debt registration in one of the processes.	1,559	1,090
3) Collection of PIS/COFINS – Incidences on Amnesties.
Current status: Collection of social contributions PIS/COFINS, resulting from the tax transaction provided for in article 3 of Law 13,586/2017. In 2025, the increase refers to monetary indexation.	1,395	1,129
4) Withholding income tax (IRRF), Contribution of Intervention in the Economic Domain (CIDE) and PIS and COFINS- Imports on remittances for payments of vessel charters.
Current status: The claim about the incidence of withholding income tax (Imposto de Renda Retido na Fonte- IRRF), occurred from 1999 to 2002, involves the legality of the normative rule issued by the Federal Revenue of Brazil, which ensured no taxation over those remittances. The decreased amount in 2025 occurred due to the definitive exclusion of the penalty amount. The remaining amount (withholding income tax and interest) remains under discussion in the ongoing legal action.	1,191	1,702
5) Requests to compensate federal taxes disallowed by the Brazilian Federal Tax Authority
Current status: This claim involves lawsuits in different administrative and judicial stages. The increased amount in 2025 was due, in particular, to the receipt of a new decision to disapprove the project.	590	389
6) Collection of Contribution of Intervention in the Economic Domain (CIDE) on transactions with fuel retailers and service stations protected by judicial injunctions determining that fuel sales were made without gross-up of such tax.
Current status: This claim involves lawsuits in different judicial stages. In 2025, the increase refers to monetary indexation.	512	436
Plaintiff: States of SP, RJ, PA, MA, PE, AM, CE and SE Finance Departments
7) VAT (ICMS) and VAT credits on internal consumption of bunker fuel and marine diesel, destined to chartered vessels.
Current status: This claim involves lawsuits in different judicial and administrative stages. In 2025, new infraction notice was received and some claim expectations changed.	331	428
Plaintiff: States of RJ, AM, PA, BA, RO, PE and RS Finance Departments
8) Alleged failure to write-down VAT (ICMS) credits related to zero tax rated or non-taxable sales made by the Company and its customers.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2025, the increased amount was mainly due to new infraction notices received.	2,426	1,058
Plaintiff: States of AM, MT and RJ Finance Departments
9) The plaintiff alleges that the transfers between branches, especially in RJ, without segregating VAT (ICMS), under the special regime, reduced the total credits of the central department.
Current status: This claim involves lawsuits in different judicial and administrative stages. In 2025, the increase refers specifically to monetary indexation.	1,061	870
Plaintiff: States of RJ, AM, MG, BA, PB, SP and ES Finance Departments
10) Appropriation of ICMS credit on the acquisition of goods (products in general) that, in the understanding of the inspection, would fit into the concept of material for use and consumption, being the tax credit undue.
Current status: This claim involves lawsuits in different judicial and administrative stages. In 2025, the increase refers specifically to monetary indexation and to the change of some claim expectations.	435	314
Plaintiff: States of RJ, PR, AM and PA Finance Departments
11) Incidence of VAT (ICMS) over alleged differences in the control of physical and fiscal inventories.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2025, the decreased amount was mainly due to favorable decisions that became final and to enrolment to the amnesty granted by the state of Bahia.	459	747
Plaintiff: States of RJ, SP, BA, PE and PR Finance Departments
12) Misappropriation of VAT tax credit (ICMS) on the acquisitions of goods that, per the tax authorities, are not related to property, plant and equipment.
Current status: This claim involves lawsuits in different judicial and administrative stages. In 2025, the increase refers mainly to a new infraction notice received.	906	515
Plaintiff: States of RJ, PE, DF, ES and GO Finance Departments
13) Appropriation of ICMS credit - Monophase applicable to the acquisition of goods

Current status: This claim involves lawsuits in different administrative stages. In 2025, the increase refers specifically to the new infraction notice and monetary indexation.	870	634
Plaintiff: States of RJ, PE, CE and PB Finance Departments
14) Collection of ICMS related to State Funds.
Current status: This claim involves lawsuits in different judicial stages. In 2025, the increase refers specifically to monetary indexation.	674	544
Plaintiff: Municipal government of Angra dos Reis/RJ
15) Added value of ICMS on oil import operations.
Current status: This claim involves lawsuits in different judicial stages. In 2025, the increase refers specifically to the new judicial actions came from the Municipal government of Angra dos Reis/RJ.	409	264
16) Other tax matters	3,106	3,071
Total for PIS, COFINS, social security contributions, Withholding Income Tax (IRRF), CIDE, VAT Tax (ICMS) matters	20,439	16,078

		Estimate
Description of tax matters - Income Taxes	12.31.2025	12.31.2024
Plaintiff: Federal Revenue of Brazil
1) Income from foreign subsidiaries located outside Brazil not included in the computation of taxable income (IRPJ and CSLL).
Current status: This claim involves lawsuits in different administrative and judicial stages, remaining a possible loss due to there being manifestations in favor of the Company's understanding in the Superior Courts. In 2025, there was an increase due to monetary indexation, offset by a decreased fine in a process.	3,854	3,418
2) Income taxes (IRPJ and CSLL) - Capital gains and Amortization of goodwill on the acquisition of equity interests.
Current status: This claim involves lawsuits in different administrative stages. In 2025, the decreased amount was due, in particular, to a favorable decision issued in one of the processes, which became final.	391	313
3) Collection of IRPJ and CSLL - Transfer price - Charter contracts
Current status: The processes are in the administrative level. In 2025, the decreased amount was mainly due to a favorable decision in one of the lawsuits, which became final, and to changes in expectations of certain contingencies.	−	1,207
4) IRPJ and CSLL - Adjustments to the computation of taxable income
Current status: This claim involves lawsuits in different administrative stages. In 2025, the amount is due to infraction notices.	575	−
5) Other tax matters	326	291
Total for income taxes matters	5,146	5,229
Total for tax matters	25,585	21,307

		Estimate
Description of labor matters	12.31.2025	12.31.2024
Plaintiff: Employees and Sindipetro Unions.
1) Actions requiring a review of the methodology by which the minimum compensation based on an employee's position and work schedule (Remuneração Mínima por Nível e Regime - RMNR) is calculated.
Current status: In March 2024, the Supreme Federal Court (STF) recognized that the calculation formula used by the Company is valid and in accordance with what was negotiated with the labor unions. In May 2025, the Superior Labor Court (TST) adopted the same understanding, settling the interpretation favorable to the Company. In 2025, the reduction refers, in particular, to the reassessment of the expectation for remote loss, considering the standardization of the interpretation favorable to the Company and the offset of amounts resulting from decisions favorable to Petrobras that have become final.	6	4,934
2) Other labor matters
Current status: Several labor-related matters, mainly: lawsuits filed by current and former employees of the Company, as well as by labor unions that represent them; lawsuits filed by current and former outsourced employees, as well as by labor unions that represent them; and lawsuits filed by the Labor Prosecutor's Office (Ministério Público do Trabalho - MPT).	1,838	1,531
Total for labor matters	1,844	6,465

		Estimate
Description of civil matters	12.31.2025	12.31.2024
Plaintiff: Several goods and service providers
1) Claims related to goods and services supply contracts, with emphasis on discussions about economic and financial imbalance, contractual breach, fines and early termination of contracts.
Current status: The claims involve lawsuits in different judicial stages. In 2025, there was an increase in value due to new lawsuits and unfavorable decisions to Petrobras.	3,875	3,319
Plaintiff: Agência Nacional de Petróleo, Gás Natural e Biocombustíveis - ANP
2) Proceedings challenging an ANP order requiring Petrobras to: unite Tupi and Cernambi fields on the BM-S-11 joint venture; to unite Baúna and Piracaba fields; to unite Tartaruga Verde and Mestiça fields and to unite Berbigão and Sururu fields, which would cause changes in the payment of special participation charge.

Current status: This list involves claims that are disputed in court and in arbitration proceedings, as follows. In 2025, there was an increase in the value, due to the judicial deposits that are made by Petrobras:

a) Tupi and Cernanbi: initially, the Company made judicial deposits for the alleged differences resulting from the special participation. However, with the reversal of the favorable injunction, the payment of these alleged differences were made directly to ANP, and such judicial deposits were resumed in the 2nd Quarter of 2019. Following the resumption of arbitration, the Arbitration Court issued a decision allowing the Company to provide financial guarantees for future installments of special participations, which has been put on practice since the 3rd quarter of 2025;

b) Baúna and Piracaba: the decision maintaining the suspension of arbitration was revoked, and the arbitration procedure is ongoing.

c) Tartaruga Verde and Mestiça: Petrobras was also authorized to make deposits of the disputed amounts, which continue to occur. The Federal Regional Court of the 2nd Region has so far ruled on the jurisdiction of the Arbitral Court, authorizing the continuation of the arbitration.

d) Berbigão and Sururu: ANP made a decision on January 24, 2025, determining the unification of the Berbigão and Sururu fields, located in the BM-S-11A concession, in the pre-salt layer of Santos Basin, operated by Petrobras with a 42.5% interest. The decision results in the reporting of production from the Berbigão and Sururu fields in a single field, increasing the rate applied to the corresponding collection of Special Participation related to the unified field, retroactively to the date of commencement of production. The arbitration procedure is in course, and a preliminary decision has been issued allowing the presentation of a financial guarantee for the difference in special participations resulting from the unification of the fields.

	3,879	2,686
Plaintiff: Agência Nacional de Petróleo, Gás Natural e Biocombustíveis - ANP and other agencies

3) Administrative and legal proceedings that discuss:

a) Difference in special participation and royalties in different fields;

b) Fines imposed by ANP due to alleged failure to comply with the minimum exploration activities program, as well as alleged irregularities relating to compliance with oil and gas industry regulation. It also includes fines imposed by other agencies.

Current status: The claims involve lawsuits in different administrative and judicial stages. In 2025, the reduction refers, in particular, to the change in monetary indexation and interest rates, resulting from the application of the parameters of Law 14.905/2024 and the consolidated jurisprudence of the Superior Court of Justice (STJ).	1,989	1,863
Plaintiff: Federations Oil Workers, Unions, employees and retired personnel from Petros
4) Collective and individual actions that discuss topics related to Petros plans.
Current status: The matter involves proceedings at different judicial stages. In 2025, the reduction refers, in particular, to the change in monetary indexation and interest rates, resulting from the application of the parameters of Law 14.905/2024 and the consolidated jurisprudence of the STJ.	1,433	1,946
Plaintiff: Legal entities that participated in the purchase and sale of Petrobras assets
5) Judicial and arbitration proceedings that discuss asset sales carried out by Petrobras.
Current status: The matter involves proceedings in different judicial and arbitration stages. In 2025, the increased amount is mainly due to the reclassification of expected loss in a process.	559	264
6) Several civil proceedings, with emphasis on those related to expropriation and easement of passage and civil liability.	1,013	832
Total for civil matters	12,748	10,910

		Estimate
Description of environmental matters	12.31.2025	12.31.2024
Plaintiff: Several authors, notably: Ministério Público Federal, Ministérios Públicos Estaduais and public environmental bodies, such as IBAMA - Instituto Brasileiro de Meio Ambiente e Recursos Naturais Renováveis, state and municipal public bodies.
1) Several lawsuits of an environmental nature, with emphasis on action for alleged damage to fishermen due to the Company's operations, fines related to the Company's operations and public civil action for alleged environmental damage due to the sinking of Platform P-36. The decreased amount in 2025 is mainly due to the final and unappealable court decision favorable to Petrobras.	1,394	1,298
Total for environmental matters	1,394	1,298

20.3.2.	Minimum Compensation Based on Employee's Position and Work Schedule (Remuneração Mínima por Nível e Regime - RMNR)

The RMNR consists of a minimum remuneration guaranteed to employees, based on salary level, work schedule and geographic location. This remuneration policy was created and implemented by Petrobras in 2007 through collective negotiation with union representatives, and approved at employee meetings, with the formula for calculating the supplement to this minimum remuneration adopted by the Company later being questioned in court by employees and Unions.

The Brazilian Supreme Federal Court (STF) recognized in March 2024 that the calculation formula used by the Company is valid and in accordance with what was negotiated between the parties. The Superior Labor Court (TST) issued, in May 2025, a ruling that followed the STF's decision, revoking its previous position.

In view of the standardization of judicial understanding of the TST, the Company began to classify the collective RMNR lawsuits as having a remote expectation of loss. At the same time, the Brazilian Court closed several lawsuits with decisions favorable to the Company, which led to a reduction in liabilities. In 2025, the decrease in the possible loss of US$ 5,547 (R$ 30,521 million) is mainly due to the definitive closure of a collective claim of the Norte Fluminense Union, with a decision favorable to the Company.

As of December 31, 2025, the balance of provisions for legal proceedings regarding RMNR amounts to US$ 1 (US$ 88 as of December 31, 2024), while the contingent liabilities amount to US$ 6 (US$ 4,934 as of December 31, 2024).

20.4.	Class action and related proceedings
20.4.1.	Class action in the Netherlands

On January 23, 2017, Stichting Petrobras Compensation Foundation ("Foundation") filed a class action in the Netherlands, at the District Court of Rotterdam, against Petróleo Brasileiro S.A. – Petrobras, Petrobras International Braspetro B.V. (PIB BV), Petrobras Global Finance B.V. (PGF), Petrobras Oil & Gas B.V. (PO&G) and some former Petrobras managers. The Foundation alleges that it represents the interests of an unidentified group of investors and asserts that, based on the facts revealed by the Lava-Jato Operation, the defendants acted illegally before the investors.

On May 26, 2021, the District Court of Rotterdam decided that the class action should proceed and that the arbitration clause of Petrobras' bylaws does not prevent the Company's shareholders from having access to the Dutch Judiciary and have their interests represented by the “Foundation”. However, the interests of investors who have already started arbitration against Petrobras or who are parties to legal proceedings in which the applicability of the arbitration clause has been definitively recognized are excluded from the scope of the action.

On October 30, 2024, after the parties' comments on the technical evidence, the District Court of Rotterdam issued a ruling, in which it broadly accepted Petrobras' arguments regarding the requests presented in favor of the Company's shareholders and considered that: i) in accordance with Brazilian legislation, all damages alleged by the Foundation qualify as indirect and are not subject to compensation; and ii) according to Argentine law, shareholders cannot, in principle, request compensation from the Company for damages alleged by the Foundation, and the Foundation has not demonstrated that it represents a sufficient number of investors who could, in theory, present such a request.

Therefore, the District Court of Rotterdam rejected the Foundation's allegations in accordance with Brazilian and Argentine law, which resulted in the rejection of all requests made in favor of shareholders. With respect to certain bondholders, the Court considered that Petrobras and PGF acted illegally under Luxembourg law, while PGF acted illegally under Dutch law.

Furthermore, the District Court of Rotterdam confirmed the following issues of the decision released to the market on July 26, 2023: (i) rejection of the allegations against PIBBV, POG BV and the former CEOs of Petrobras from July 2005 to February 2015; and (ii) prescription of requests formulated in accordance with Spanish legislation.

Petrobras, the Foundation and PGF have appealed against the ruling and previous interim decisions and their appeals are pending of judgment.

In relation to bondholders, the Foundation cannot claim compensation under the class action, which will depend not only on a final result favorable to the interests of the investors in the class action, but also on the filing of subsequent actions by or on behalf of the investors by the Foundation itself, an opportunity in which Petrobras and PGF will be able to offer all the defenses already presented in the class action and others that it deems appropriate, including in relation to the occurrence and quantification of any damages that must be proven by the potential beneficiaries of the decision or by the Foundation. Any compensation for the alleged damages will only be determined by court decisions in subsequent actions.

This class action involves complex issues and the outcome is subject to substantial uncertainties, which depend on factors such as: the scope of the arbitration clause of the Petrobras Bylaws, the jurisdiction of the Dutch court, the scope of the agreement that ended the Class Action in the United States, the Foundation's legitimacy to represent the interests of investors, the several laws applicable to the case, the information obtained from the production phase of evidence, the expert analyses, the timetable to be defined by the Hague Court of Appeal and the judicial decisions on key issues of the process, possible appeals, including before the Dutch Supreme Court, as well as the fact that the Foundation seeks only a declaratory decision in this class action.

The Company, based on the assessments of its advisors, considers that there are not enough indicative elements to qualify the universe of potential beneficiaries of a possible final decision unfavorable to Petrobras' interests, nor to quantify the supposedly compensable damages.

Thus, it is currently not possible to predict whether the Company will be liable for the effective payment of damages in any future individual claims, as this analysis will depend on the outcome of these complex procedures. In addition, it is not possible to know which investors will be able to bring subsequent individual actions related to this matter against Petrobras.

Furthermore, the claims formulated are broad, cover a multi-year period and involve a wide variety of activities and, in the current scenario, the impacts of such claims are highly uncertain. The uncertainties inherent in all of these issues affect the duration of final resolution of this action. As a result, Petrobras is unable to estimate an eventual loss resulting from this action. However, Petrobras continues to reject the Foundation's allegations, in relation to which it was considered a victim by all Brazilian authorities, including the Supreme Federal Court.

Petrobras and its subsidiaries reject the allegations made by the Foundation and will continue to defend themselves vigorously.

20.4.2.	Arbitration and other legal proceedings in Argentina

In relation to the arbitration in Argentina, the Argentine Supreme Court denied the appeal, but the Consumidores Damnificados Asociación Civil para su Defensa (formerly Consumidores Financieros Asociación Civil, "Association") filed a new appeal to the Argentine Supreme Court, which was also denied, thus the arbitration was sent to the Arbitration Court. This arbitration discusses Petrobras' liability for an alleged loss of market value of Petrobras' shares in Argentina, as a result of the so-called Lava Jato Operation. The Company does not have elements that allow it to provide a reliable estimate of the potential loss in this arbitration.

In parallel to such arbitration, the Association also initiated a collective action before the Civil and Commercial Court of Buenos Aires, in Argentina, with Petrobras appearing spontaneously on April 10, 2023, within the scope of which it alleges Petrobras' responsibility for an alleged loss of the market value of Petrobras' securities in Argentina, as a result of allegations made within the scope of Lava Jato Operation and their impact on the Company's financial statements prior to 2015. Petrobras presented its defense on August 30, 2023. Petrobras denies the allegations presented by the Association and will defend itself against the accusations made by the author of the class action. The Company does not have elements that allow it to provide a reliable estimate of the potential loss in this arbitration.

Regarding criminal proceeding in Argentina related to an alleged fraudulent offer of securities, aggravated by the fact that Petrobras allegedly declared false data in its financial statements prior to 2015, on September 3, 2025, the lower court recognized the statute of limitations on the criminal action and ordered its dismissal. The judgment dismissing the criminal action followed the Court of Appeals' decision on April 3, 2025, which overturned the previous decision to prosecute Petrobras and the previously ordered injunction. On March 2, 2026, the second instance of the Argentine Court rejected the Association's appeal against the dismissal of the criminal case. This decision is subject to appeal.

As for the other criminal action for alleged non-compliance with the obligation to publish a “press release” in the Argentine market about the existence of a class action filed by Consumidores Damnificados Asociación Civil before the Commercial Court, on March 25, 2025, the 1st instance of the Argentine Court closed the action because it considered that there was no relevant fact that should be reported under local legislation. As there was no appeal, the decision became final.

20.4.3.	Lawsuit in United States regarding Sete Brasil Participações S.A (“Sete”)

The EIG Energy Fund XIV, L.P. and affiliates (“EIG”) filed in May 2016 a lawsuit against Petrobras, before the District Court of Columbia, United States, to recover alleged losses related to its investment in Sete Brasil Participações S.A.

On March 7, 2025, Petrobras and EIG entered into an agreement to settle litigation between the parties. Under the terms of this agreement, Petrobras paid EIG the amount of US$ 283, while EIG requested the termination of the lawsuit pending in the District Court of Columbia and the cancellation of the precautionary measure blocking the Company's assets acquired in the Netherlands, as well as waived any rights related to the dispute. Therefore, there is no further legal dispute between the parties regarding this matter.

This agreement does not constituted admission of guilt or wrongdoing by Petrobras and met the best interests of the Company and its shareholders, considering the US legislation applicable to the trial of the case, as well as the procedural stage and characteristics of litigations in the Federal Courts of the United States.

20.5.	Arbitrations proposed by non-controlling shareholders in Brazil

Petrobras is also currently a party to seven arbitrations proceedings before the Market Arbitration Chamber (Câmara de Arbitragem do Mercado - CAM), linked to the Brazilian Stock Exchange (B3), brought by investors who purchased Petrobras’ shares traded on B3. Six of these arbitrations were initiated by national and foreign investors. The other proceeding was brought by an association that is not a shareholder of the Company and intended to be a collective arbitration, through representation of all non-controlling shareholders of Petrobras that acquired shares on B3 between January 22, 2010 and July 28, 2015. Investors claim alleged financial losses caused by facts related to the investigations of the so-called Lava Jato investigation.

These claims involve complex issues that are subject to substantial uncertainties and involve factors such as the novelty of the legal theories, the timing of the Chamber of Arbitration decisions, the information produced in discovery, besides analysis by retained experts.

The claims asserted are broad and span a multi-year period. The uncertainties inherent in all such matters affect the amount and timing of their ultimate resolution. As a result, the Company does not have elements that allow it to provide a reliable estimate of the potential loss in this arbitration.

Depending on the outcome of the remaining complaints, the Company may have to pay substantial amounts, which may have a significant effect on its consolidated financial position, financial performance and cash flows in a certain period. However, Petrobras does not recognize responsibility for the losses alleged by investors in these arbitrations.

These arbitrations are in different stages of processing.

In relation to one of the arbitrations, proposed by two institutional investors, on May 26, 2020, a partial award was issued which generally recognized the Company's responsibility, but not determined the payment of amounts by Petrobras. Against these decisions, Petrobras filed a lawsuit for the annulment of the partial arbitral award on July 20, 2020, as the Company understands that the award contains serious flaws and improprieties. On November 11, 2020, the 5th Business Court of Rio de Janeiro annulled the partial arbitration award, recognizing the serious flaws and improprieties pointed out by Petrobras. At the moment, the ruling is awaited after the appeals filed at the time have been judged. The appeals against this decision are still pending judgement of a final decision. In compliance with CAM rules, the lawsuit is confidential and only available to those involved in the original arbitration proceeding.

On September 11, 2024, in the arbitration that was intended to be collective, a final arbitration ruling was handed down, in favor of Petrobras, extinguishing the referred arbitration, without resolution on the merits, due to the applicant's active illegitimacy to act as a procedural substitute. The arbitration is confidential, having become final on November 29, 2024.

In turn, on January 9, 2025, in another of these arbitrations initiated by several foreign investors, a final arbitration award was handed down in favor of Petrobras. The sentence dismissed the request, accepting one of the defense theses presented by Petrobras, recognizing that, based on Brazilian law, there is no legal permit that authorizes investors to bring an action for compensation against the Company for indirect damages, such as those related to the devaluation of the value of shares. This arbitration is confidential, as are the others in progress.

Petrobras will continue to defend itself in this and other arbitrations.

Accounting policy for provisions for legal proceedings, contingent liabilities and contingent assets

The Company recognizes provisions for legal, administrative and arbitration proceedings when the technical assessment of its legal advisors and the judgment of management consider that it is more likely than not that a present obligation exists and the other conditions to recognize a provision are met, including that it is probable that an outflow of resources will be required to settle the obligation.

Contingent liabilities are not recognized but are disclosed in explanatory notes when the likelihood of outflows is possible, including those whose amounts cannot be estimated, considering the best information available to the date of the issuance of these financial statements.

The methodology used to estimate the provisions is described in note 4.5.

Contingent assets are not recognized, but are disclosed in explanatory notes when the inflow of economic benefits is considered probable and the amount is considered material. However, if the inflow of economic benefits is virtually certain, which, in general, considers the final and unappealable decision, and if the value can be reliably measured, the related asset is not a contingent asset anymore and it is recognized.